                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                     For Tender Of Any And All Outstanding
                        8% Series A Notes Due 2013 And
        Any And All Outstanding 9% Series A Discount Notes Due 2013 And
          Any And All Outstanding 9% Series A Discount Notes Due 2013

                                      of

                                DEX MEDIA, INC.
               Pursuant to the Prospectus Dated           , 2004

                            THE EXCHANGE OFFER
                         AND WITHDRAWAL RIGHTS
                         WILL EXPIRE AT 12:00
                         MIDNIGHT, NEW YORK CITY
                         TIME, ON           ,
                         2004, UNLESS EXTENDED
                         (THE "EXPIRATION DATE").

                 The Exchange Agent for the Exchange Offer is:

                        U.S. BANK NATIONAL ASSOCIATION

         By Mail:                By Facsimile           By Hand/Overnight
    U.S. Bank National          Transmission:               Delivery:
       Association              (for eligible           U.S. Bank National
   60 Livingston Avenue       institutions only)           Association
        EP-MN-WS3C              (651) 495-8158         60 Livingston Avenue
    St. Paul, MN 55107                                      EP-MN-WS3C
    Attn: Specialized       Confirm by Telephone:       St. Paul, MN 55107
      Finance Dept.             (800) 934-6802          Attn: Specialized
                                                          Finance Dept.

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   As set forth in the prospectus, dated __________, 2004, of Dex Media, Inc., a Delaware corporation (the "Issuer"), under "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying letter of transmittal and instructions thereto, this form or one substantially equivalent hereto or an agent's message relating to guaranteed delivery must be used to accept the Issuer's offer to exchange $1,000 principal amount of its 8% Series B Notes due 2013 (the "November Exchange Notes"), $1,000 principal amount at maturity of its 9% Series B Discount Notes due 2013 (the "November Discount Exchange Notes") and $1,000 principal amount at maturity of its 9% Series B Discount Notes due 2013 (the "February Discount Exchange Notes," and, together with the November Exchange Notes and the November Discount Exchange Notes, the "Exchange Notes"), all of which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its 8% Series A Notes due 2013 (the "Outstanding November Notes"), for each $1,000 principal amount at maturity of its 9% Series A Discount Notes due 2013 (the "Outstanding November Discount Notes") and for each $1,000 principal amount at maturity of its 9% Series A Discount Notes due 2013 (the "Outstanding February Discount Notes" and, together with the Outstanding November Notes and the Outstanding November Discount Notes, the "Outstanding Notes"), if certificates representing such notes are not immediately available, time will not permit the letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent, or the procedures for book-entry transfer (including a properly transmitted agent's message with respect thereto) cannot be completed, on or prior to the expiration date.

   This form is not to be used to guarantee signatures. If a signature on the letter of transmittal is required to be guaranteed by signature guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

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              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the prospectus and the letter of transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding November Notes, Outstanding November Discount Notes and/or Outstanding February Discount Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." The undersigned hereby authorizes the exchange agent to deliver this notice of guaranteed delivery to the Issuer with respect to the Outstanding Notes tendered pursuant to the exchange offer.

   The undersigned understands that tenders of the Outstanding Notes will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. The undersigned also understands that tenders of the Outstanding Notes pursuant to the exchange offer may be withdrawn at any time prior to the expiration date. For a withdrawal of a tender of notes to be effective, it must be made in accordance with the procedures set forth in the prospectus under "The Exchange Offer--Withdrawal Rights."

   The undersigned understands that the exchange of any Exchange Notes for Outstanding Notes will be made only after timely receipt by the exchange agent of (i) the certificates of the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company), and (ii) a letter of transmittal (or a manually signed facsimile thereof) properly completed and duly executed with any required signature guarantees, together with any other documents required by the letter of transmittal (or a properly transmitted agent's message), within three New York Stock Exchange, Inc. trading days after the execution hereof.

   All authority herein conferred or agreed to be conferred by this notice of guaranteed delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this notice of guaranteed delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                           PLEASE SIGN AND COMPLETE

-------------------------------------------------------------------------------------------------------

X __________________________________________________ Date:_____________________________________________

X __________________________________________________ Address:__________________________________________
  Signature(s) of Registered Holder(s) or
  Authorized Signatory                               Area Code and Telephone No.:______________________

Name(s) of Registered Holder(s):
                                                     If Outstanding November Notes will be delivered
--------------------------------------               by book-entry transfer, provide information below:

Principal Amount of Outstanding November Notes       Name of Tendering Institution:____________________
Tendered*:
                                                     Depositary Account No. with DTC:__________________
--------------------------------------
                                                     Transaction Code Number:__________________________
Certificate No.(s) of Outstanding November Notes (if
available):

--------------------------------------

*Must be in denominations of $1,000 and any
 integral multiple thereof.
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

X _________________________________________________ Date:_________________________________________

X _________________________________________________ Address:______________________________________
  Signature(s) of Registered Holder(s) or
  Authorized Signatory                              Area Code and Telephone No.:__________________

Name(s) of Registered Holder(s):
                                                    If Outstanding November Discount Notes will be
--------------------------------------              delivered by book-entry transfer, provide
                                                    information below:
Principal Amount of Outstanding November Discount
Notes Tendered*:                                    Name of Tendering Institution:________________

--------------------------------------              Depositary Account No. with DTC:______________

Certificate No.(s) of Outstanding November Discount Transaction Code Number:______________________
Notes (if available):

--------------------------------------

*Must be in denominations of $1,000 principal
 amount at maturity and any integral multiple
 thereof.
--------------------------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------------------------

X _________________________________________________ Date:_________________________________________

X _________________________________________________ Address:______________________________________
  Signature(s) of Registered Holder(s) or
  Authorized Signatory                              Area Code and Telephone No.:__________________

Name(s) of Registered Holder(s):
                                                    If Outstanding February Discount Notes will be
--------------------------------------              delivered by book-entry transfer, provide
                                                    information below:
Principal Amount of Outstanding February Discount
Notes Tendered*:                                    Name of Tendering Institution:________________

--------------------------------------              Depositary Account No. with DTC:______________

Certificate No.(s) of Outstanding February Discount Transaction Code Number:______________________
Notes (if available):

--------------------------------------

*Must be in denominations of $1,000 principal
 amount at maturity and any integral multiple
 thereof.
--------------------------------------------------------------------------------------------------

DO NOT SEND NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL OR PROPERLY TRANSMITTED AGENT'S MESSAGE.

    This notice of guaranteed delivery must be signed by the holder(s) exactly as their name(s) appear(s) on certificate(s) for notes or on a security position listing as the owner of notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

  Name(s): _____________________________________________________________________

  ______________________________________________________________________________

  Capacity:_____________________________________________________________________

  Address(es): _________________________________________________________________

  ______________________________________________________________________________

  ______________________________________________________________________________


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

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                   (Not to be used for Signature Guarantee)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, hereby guarantees that the notes to be tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures"), and that the exchange agent will receive (a) such notes, or a book-entry confirmation of the transfer of such notes into the exchange agent's account at The Depository Trust Company, and
(b) a properly completed and duly executed letter of transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

   The eligible guarantor institution that completes this form must communicate the guarantee to the exchange agent and must deliver the letter of transmittal, or a properly transmitted agent's message, and notes, or a book-entry confirmation in the case of a book-entry transfer, to the exchange agent within the time period described above. Failure to do so could result in a financial loss to such eligible guarantor institution.

Name of Firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Title: _________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number: ________________________________________________

Dated:__________, 2004

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